UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 17, 2023

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

On September 17, 2023, FormFactor, Inc., a Delaware corporation (“FormFactor”) and its wholly owned subsidiary FormFactor GmbH, a limited liability company organized under the laws of Germany (“FF GmbH”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with CAMTEK Ltd., a public limited company organized under the laws of Israel (“Camtek IL”) and Citus 49, GmbH (to be renamed Camtek Germay Holding GmbH), a limited liability company organized under the laws of Germany (“Camtek GER”). The Purchase Agreement provides for, among other things, the purchase by Camtek GER of all of the outstanding capital stock of FRT GmbH, a limited liability company organized under the laws of Germany and a wholly owned subsidiary of FF GmbH engaged in the non-contact optical metrology systems for panel or semiconductor wafer business (“FRT”). FormFactor, FF GmbH and FRT are sometimes referred to as the “FormFactor Parties” and Camtek IL and Camtek GER are sometimes referred to as the “Camtek Parties.”

Each of the FormFactor Parties and the Camtek Parties has made customary representations and warranties in the Purchase Agreement, subject to various materiality and knowledge qualifiers. The Purchase Agreement also contains customary covenants, including, among others, (a) covenants of the FormFactor Parties relating to the conduct of FRT’s business in the ordinary course and to refrain from taking certain actions without the consent of the Camtek Parties during the period between signing of the Purchase Agreement and the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (the “Transactions”), (b) covenants of the FormFactor Parties not to solicit proposals relating to alternative transactions to the Transactions or engage in discussions or negotiations with respect thereto, (c) subject to certain exceptions, for a period of three years following the Closing, not to own or otherwise engage in a business that competes with FRT, nor solicit FRT employees and (d) covenants of the Camtek Parties relating to the FRT employees following the Closing. Camtek has arranged to purchase a representations and warranties insurance policy in connection with the Transactions. FormFactor and FF GmbH have also agreed to indemnify the Camtek Parties for any inaccuracies of representations and warranties and breaches of pre-closing and post-closing covenants, subject to certain caps, limitations and procedures. Except in the case of customary fundamental representations, pre-closing covenants, post-closing covenants and fraud, the Camtek Parties’ sole source of recovery for claims against the FormFactor Parties is coverage under the representations and warranties insurance policy.

Consummation of the Transactions is subject to customary closing conditions, including, among others, the receipt of certain regulatory approvals and the absence of any law or governmental order prohibiting the consummation of the Transactions. The parties have received clearance of the Transactions under the German Foreign Direct Investment laws. The obligation of the parties to consummate the Transaction is also conditioned upon, subject to certain materiality qualifications, the accuracy of the representations and warranties of each party and compliance by each party in all material respects with its covenants and obligations under the Purchase Agreement and, with respect to the Camtek Parties, no material adverse effect having occurred with respect to FRT’s business between the signing of the Purchase Agreement and the Closing and the continued employment by the FormFactor Parties of certain employees at Closing.

The Purchase Agreement contains customary termination rights permitting each party to terminate the Purchase Agreement under certain specified circumstances, including if the closing has not occurred on or before January 31, 2024.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which will be filed as an exhibit to FormFactor’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2023. The foregoing summary has been included to provide FormFactor’s stockholders with information regarding the terms of the Purchase Agreement. It is not intended to provide any factual information about the FormFactor Parties or the Camtek Parties. The Purchase Agreement contains representations and warranties that the FormFactor Parties, on one hand, and the Camtek Parties, on the other hand, made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement or contained in confidential disclosure schedules. Some of those representations and warranties (i) may not be accurate or complete as of any specified date and may be modified, qualified and created in important part by the underlying disclosure schedules, (ii) may be subject to a contractual standard of materiality different from those generally applicable to stockholders or (iii) may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as factual statements of information. Stockholders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of FormFactor or Camtek IL. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in FormFactor’s public disclosures.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the anticipated timing, completion and effects of the proposed Transactions. These statements include but are not limited to any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, statements regarding the expectation that the sale of FRT will be consummated. In addition to the risks and uncertainties noted in this report, there are certain factors that could cause actual events to differ materially from those anticipated by some of the statements made, including those set forth in the most current Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in FormFactor’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Unless required by law, FormFactor is under no obligation (and expressly disclaim any such obligation) to update or revise its forward-looking statements whether as a result of new information, future events, or otherwise.

Item 8.01. Other Events

On September 18, 2023, FormFactor and Camtek issued a joint press release announcing entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number    Description
99.1    Press release dated September 18, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	September 18, 2023	By:	/s/ SHAI SHAHAR
			Name:	Shai Shahar
			Title:	Chief Financial Officer